Ohio National Fund, Inc.

Supplement dated March 1, 2019

to the Summary Prospectus dated May 1, 2018

ON Equity Portfolio

The following supplements and amends the summary prospectus dated May 1, 2018, as previously supplemented:

This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio’s non-fundamental policy that, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) be invested in equity securities will be removed. In its place, a new non-fundamental policy is added which provides that the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

*                *                  *

Please retain this supplement with your Prospectus for future reference.